Exhibit 10.26.1

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made as of October 8, 2004, by and among Refocus Group, Inc., a Delaware corporation (the "Company"), and the lenders listed on Exhibit A attached hereto (each, a "Lender" and, collectively, the "Lenders").

     WHEREAS, the Company desires to borrow from the Lenders, and the Lenders desire to lend to the Company, the aggregate principal amount of up to $1,000,000, such indebtedness to be evidenced by convertible promissory notes in the form attached hereto as Exhibit B for all Lenders, except for Verus International Group Ltd. and its designees, which form of convertible promissory note is attached hereto as Exhibit C (each such convertible promissory note, as amended, modified and restated from time to time, is referred to herein, individually, as a "Note", and all of such convertible promissory notes, as amended, modified and restated from time to time, are, collectively, referred to herein as the "Notes").

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Lenders and the Company, intending to be legally bound, hereby agree as follows:

1. AGREEMENT TO LEND. Subject to the terms and conditions of this Agreement and the Loan Documents (hereinafter defined), each Lender hereby agrees to lend to the Company the principal amount specified opposite such Lender's name on Exhibit A attached hereto and the Company agrees to issue to the Lender (payable to the order of the Lender or its nominee, if any) a Note evidencing such obligation to the Lender on the Closing Date (hereinafter defined). The obligations of each Lender shall be several and not joint, and no Lender shall have any obligation or liability to any person for the performance or non-performance by any other Lender hereunder or under any of the Loan Documents.

2. CLOSING. The closing (the "Closing") shall occur on the day of the satisfaction or waiver of all conditions or obligations of the Lenders and the Company set forth in Sections 3.1 and 3.2 hereof (the "Closing Date").

3. CONDITIONS TO CLOSING; CLOSING DELIVERIES; CLOSING IN ESCROW. The obligations of the Company and the Lenders to make the closing deliveries set forth in Sections 3.3 or 3.4, respectively, shall be conditioned upon the simultaneous delivery of the closing deliveries required to be made by the other party hereto pursuant to subsections Sections 3.3 or 3.4.

          3.1 Company's Conditions to Closing. The Company's obligation to issue the Notes to the Lenders is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

               (a) Closing Deliveries. The Company shall have received all documents, duly executed in a form reasonably satisfactory to the Company set forth in Section 3.4 hereof.

               (b) Representations and Warranties. The representations and warranties of the Lenders in this Agreement shall be true and correct when made and at the time of the Closing.

               (c) No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the parties or the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by the Loan Documents.

          3.2 Lenders' Conditions to Closing. The Lenders' obligation to advance the principal amount of the Notes to the Company as set forth in Section
     3.4 hereof is subject to the fulfillment, prior to or at the Closing, of the following conditions:

               (a)  Representation  and  Warranties.   The  representations  and
          warranties of the Company in this Agreement shall be true and correct when made and at the time of the Closing.

               (b) Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and required to be performed or complied with by it prior to or at the Closing, unless waived by the Lenders, and after giving effect to the issuance of the Notes, no Event of Default (as defined in the Notes) shall have occurred and be continuing.

               (c) Consent of Other Lenders. Any consent or approval required to be obtained from any lender or holder of any outstanding debt for borrowed money of the Company and any amendment and agreement pursuant to which any debt for borrowed money may have been incurred by the Company and any other consents, which shall be necessary to permit the consummation of the transactions contemplated hereby, shall have been obtained.

               (d)  Closing   Deliveries.   Lenders   shall  have  received  all
          documents, duly executed in a form reasonably satisfactory to the Lenders, set forth in Section 3.3 hereof.

               (e) No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the parties or the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by the Loan Documents.

          3.3 Closing Deliveries of the Company. At the Closing, the Company shall deliver to the Lenders the following, all of which shall be in form and content satisfactory to the Lenders and their counsel:

               (a) Note. The Notes made payable to the order of each respective Lender or its nominee, if any, in the principal amount specified opposite such Lender's name on Exhibit A hereto.

               (b) Warrant. The Warrants (hereinafter defined), duly executed and delivered by the Company.

          3.4 Closing Deliveries of the Lenders. Prior to the Closing, the entire principal amount specified opposite such Lender's name on Exhibit A attached hereto shall be delivered to the Escrow Agent (hereinafter defined) by wire transfer in immediately available funds or by certified check or personal check in accordance with the wiring instructions or mailing instructions, as applicable, set forth in Exhibit D attached hereto.

          3.5 Closing in Escrow. Notwithstanding anything herein to the contrary, the Closing shall not occur unless and until at least $500,000 ("Minimum Amount") has been deposited with Jenkens & Gilchrist, a Professional Corporation ("Escrow Agent"), in accordance with Section 3.4 hereof. If the Minimum Amount is not deposited with the Escrow Agent on or prior to October 8, 2004, the Escrow Agent will thereupon immediately return any and all funds deposited by a Lender with the Escrow Agent to such Lender.

4.   WARRANTS.

          4.1 Issuance of Warrants. On the Closing Date, the Company shall issue to each Lender, for no additional cash consideration, but as consideration for the risks assumed by the Lender, a warrant to purchase that number of shares of Company common stock (the "Warrant", and together with the Notes, collectively, the "Loan Documents") equal to the principal amount specified opposite such Lender's name on Exhibit A attached hereto divided by $1.00. The agreement evidencing the Warrant shall have the exercise price, shall be for the term and shall otherwise be in substantially the form, as set forth in Exhibit E attached hereto. The number of shares issuable upon exercise of the Warrants shall be appropriately adjusted to reflect any stock split, stock dividend, combination, recapitalization or such other adjustment to the Company's common stock occurring subsequent to the date hereof and prior to their respective issuance in accordance with the terms of the agreement evidencing the Warrants.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lenders that the following are true on the date hereof and will be true and correct at the Closing, as if made on that date:

          5.1 The Company has all requisite power and authority to execute and deliver this Agreement and the other agreements and instruments contemplated herein to which it is a party and to consummate the transactions contemplated by this Agreement and the other agreements and instruments contemplated herein to which it is a party.

          5.2 The execution of this Agreement and the documents executed by the Company pursuant to this Agreement have been duly authorized by all necessary actions on the part of the Company, have been executed and delivered, and constitute valid, legal, binding and enforceable agreements of the Company, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor rights,
     (b) laws and judicial decisions regarding indemnification for violations of federal securities laws, (c) the availability of specific performance or other equitable remedies, and (d) with respect to any indemnification agreements set forth herein or therein, principles of public policy.

          5.3 The Notes and the Warrants are duly authorized and, when issued, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except that rights to indemnification and contribution under the Note may be limited under applicable law.

          5.4 Subject to sufficient number of authorized shares of Company common stock and any required stockholder approvals, the shares of Company common stock issuable upon conversion of the Notes, when issued, will be duly authorized, validly issued, fully paid and non-assessable.

          5.5 The Company has reserved for issuance that number of shares of Company common stock necessary for the exercise of the Warrants, and such shares of Company common stock issuable upon exercise of the Warrants, when issued by the Company for the consideration stated in, and in accordance with the terms and conditions of, the Warrants, will be duly authorized, validly issued, fully paid and non-assessable.

          5.6 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind is necessary or required in connection with the execution, delivery and performance by the Company of this Agreement, or any other documents executed pursuant to this Agreement, except for federal and state securities filings, if any.

          5.7 The Confidential Private Offering Memorandum of the Company, dated September 21, 2004, as supplemented, amended and modified, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6. REPRESENTATIONS AND WARRANTIES OF THE LENDERS. Each Lender hereby represents and warrants, severally and not jointly, to the Company that:

          6.1 Such Lender has all requisite power and authority to execute and deliver this Agreement and the other agreements and instruments contemplated herein to which it is a party and to consummate the transactions contemplated by this Agreement and the other agreements and instruments contemplated herein to which it is a party.

          6.2 The execution of this Agreement and the documents executed by such Lender pursuant to this Agreement have been duly authorized by all necessary actions on the part of such Lender, have been executed and delivered, and constitute valid, legal, binding and enforceable agreements of such Lender, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor rights,
     (b) laws and judicial decisions regarding indemnification for violations of federal securities laws, (c) the availability of specific performance or other equitable remedies, and (d) with respect to any indemnification agreements set forth herein or therein, principles of public policy.

          6.3 Such Lender is aware that an investment in the Note, the Warrant and any shares of Company common stock acquirable upon the conversion of the Note and exercise of the Warrant (the "Shares" and together with the Note and the Warrant, collectively, the "Securities"), is speculative and involves a high degree of risk. Such Lender has carefully considered the risks of this investment.

          6.4 Such Lender has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of investing in the Securities and of protecting its interest in connection with this investment.

          6.5 Such Lender is purchasing the Securities for its own account, for investment purposes only and not with a view to the resale or distribution of any of the Securities. Such Lender understands that it must bear the economic risk of the investment for an indefinite period of time because the sale and issuance of the Securities by the Company to such Lender has not been registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from registration under Regulation D promulgated under the Act or such other available exemptions thereto, nor under any applicable state securities laws, and the Securities may not be sold or transferred by such Lender in the absence of evidence satisfactory to the Company of compliance with applicable laws, which evidence may include an opinion of counsel satisfactory to the Company that, among other things, the Securities have been registered under the Act and all applicable state securities laws or that such registrations are not required.

          6.6 Such Lender represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated under the Act.

          6.7 Based upon the information provided to such Lender, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind is necessary or required in connection with the execution, delivery and performance by such Lender of this Agreement, or any other documents executed by such Lender pursuant to this Agreement, except for federal and state securities filings, if any.

7. REGISTRATION RIGHTS. The rights and obligations of the Company with respect to the registration of the Shares for resale, if any, shall be the same as, and pari passu with, those set forth for new investors in the registration rights provisions (the "Registration Rights Provisions") in the documents to be entered into by the Company in connection with a completed financing that is in the form of equity securities of the Company aggregating at least $2.0 million, excluding the outstanding principal balance and interest due under the Notes on the date thereof, to be used for working capital and general corporate purposes. The Company may include in a registration statement covering the resale of the Shares other securities of the Company to be resold by holders other than the Lenders. The rights and obligations of the Lenders with respect to the registration of the Shares for resale, if any, shall be as set forth in Registration Rights Provisions. The terms of Registration Rights Provisions are hereby incorporated by reference herein.

8. USE OF PROCEEDS. The Company will use the net proceeds generated from the issuance of the Notes for the following purposes:

          (a) For working capital and general corporate purposes of the Company; and

          (b) To take such action as may be necessary to secure additional funding.

9.     Miscellaneous.

          9.1 No Waiver; Cumulative Remedies. No failure on the part of the Lenders or the Company to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

          9.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lenders and the Company and their respective heirs, personal representatives, successors and assigns, except that the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

          9.3 Amendment; Entire Agreement. THIS AGREEMENT, INCLUDING THE EXHIBITS ATTACHED HERETO, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

          9.4 Governing Law; Severability. This Agreement shall be governed by, and construed in accordance with, the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on
     Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law (as determined by a court of competent jurisdiction), then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          9.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          9.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

          9.7 Other Agreements. Except as specifically set forth in the Loan Documents, the Loan Documents shall not constitute a waiver of the Lenders' rights, the Company's obligations or the conditions, if any, contained any other agreements, instruments or documents, as previously amended, modified and restated, by and between the Company and each Lender hereto.



                             SIGNATURE PAGE FOLLOWS

          IN WITNESS WHEREOF, the Company and the Lenders have caused this Agreement to be duly executed as of the day and year first above written.


                                            COMPANY:

                                            REFOCUS GROUP, INC.,
                                            a Delaware corporation


                                            By:      /s/ Mark A. Cox
                                            Name:    Mark A. Cox
                                            Title:   Vice President



              EXHIBITS AND OTHER SIGNATURES INTENTIONALLY OMITTED.